SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 16, 1999

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of June 25, 1999, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 1999-HI4)


                    Residential Funding Mortgage Securities II, Inc.
            (Exact name of registrant as specified in its charter)

DELAWARE                           333-77561         41-1808858
(State or Other Jurisdiction       (Commission       (I.R.S. Employer
of Incorporation)                  File Number)      Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                   55437
 (Address of Principal                    (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

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Item 5Other Events.

            The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999, and for the periods ending March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.           Description

1                       23                    Consent of KPMG LLP,
                                              independent auditors of
                                              Ambac Assurance Corporation
                                              and subsidiaries with respect
                                              to the Residential Funding
                                              Mortgage Securities II, Inc.
                                              Home Loan-Backed Notes,
                                              Series 1999-HI4




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.


                                     By:    /s/ Lisa Lundsten
                                     Name:  Lisa Lundsten
                                     Title: Vice President


Dated: June 22, 1999



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.


                                     By:
                                     Name:  Lisa Lundsten
                                     Title: Vice President


Dated: June 22, 1999


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                                 EXHIBIT INDEX


            Item 601(a) of                                  Sequentially
Exhibit     Regulation S-K                                  Numbered
Number      Exhibit No.             Description             Page

1                 23              Accountant's Consent


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                                   EXHIBIT 1

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-77561) on Form S-3 of Residential Funding Mortgage Securities II, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated June 22, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10- K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                  /s/ KPMG LLP

New York, New York
June 22, 1999


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